Exhibit 99.1

CyrusOne Stockholders Approve Acquisition by KKR and Global Infrastructure Partners

DALLAS – Feb. 1, 2022 – CyrusOne Inc. (NASDAQ: CONE) (the “Company” or “CyrusOne”), a premier global data center REIT, today announced its stockholders approved the previously announced merger pursuant to which funds managed by KKR, a leading global investment firm, and Global Infrastructure Partners (“GIP”), one of the world’s leading infrastructure investors, will acquire all outstanding shares of common stock of the Company. At a virtual special meeting held today, the proposal to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement was approved by 78.41% of the common stock outstanding and entitled to vote, and more than 99.5% of the votes cast. Detailed information regarding the voting results will be made available by the Company in a Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”).

“Today’s vote and approval by CyrusOne stockholders is a reflection of the significant value and resources KKR and GIP will provide for CyrusOne and its customers as the company continues to scale globally,” said Lynn Wentworth, Chair of the CyrusOne Board of Directors. “KKR and GIP will provide resources and expertise to accelerate CyrusOne’s ability to help our customers scale their mission-critical infrastructure, and we are excited for the road ahead.”

Upon the closing of the merger, each issued and outstanding share of common stock of the Company will be converted into the right to receive $90.50 in cash in a transaction valued at approximately $15 billion, including the assumption of debt. Subject to the satisfaction of customary closing conditions, the merger is expected to close in the second quarter of 2022. The terms and conditions of the merger are further described in a Form 8-K filed with the SEC on November 15, 2021 and the Definitive Proxy Statement filed with the SEC on December 30, 2021.

About CyrusOne

CyrusOne (NASDAQ: CONE) is a premier global REIT specializing in design, construction and operation of more than 50 high-performance data centers worldwide. The Company provides mission-critical facilities that ensure the continued operation of IT infrastructure for approximately 1,000 customers, including approximately 200 Fortune 1000 companies.

A leader in hybrid-cloud and multi-cloud deployments, CyrusOne offers colocation, hyperscale, and build-to-suit environments that help customers enhance the strategic connection of their essential data infrastructure and support achievement of sustainability goals. CyrusOne data centers offer world-class flexibility, enabling clients to modernize, simplify, and rapidly respond to changing demand. Combining exceptional financial strength with a broad global footprint, CyrusOne provides customers with long-term stability and strategic advantage at scale.

About KKR

KKR is a leading global investment firm that offers alternative asset management and capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

About Global Infrastructure Partners

Established in 2006, GIP is one of the world’s leading specialist infrastructure investors. The funds and investment platforms managed by GIP make equity and debt investments in infrastructure assets and businesses in both OECD and selected emerging market countries, targeting investments in the energy, transport, water / waste, and digital infrastructure sectors where GIP possesses deep experience and relationships. GIP has 10 offices around the world with major hubs in New York, Stamford, London, Sydney, Hong Kong and Mumbai. GIP manages approximately US$77 billion for its investors. Our funds own 46 current portfolio companies which have combined annual revenues of US$40 billion and employ in excess of 63,000 people. Further information can be found on GIP’s website at www.global-infra.com.

Cautionary Statement Regarding Forward-Looking Statements

The information included herein, together with other statements and information publicly disseminated by CyrusOne, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. CyrusOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.

In particular, statements pertaining to CyrusOne’s capital resources, portfolio performance, financial condition and results of operations contain certain forward-looking statements. Likewise, all of CyrusOne’s statements regarding anticipated growth in CyrusOne’s funds from operations and anticipated market conditions, demographics and results of operations are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) CyrusOne’s proposed merger with the acquiring consortium (the “Buyer”) may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CyrusOne or the expected benefits of the proposed merger; (ii) the failure to realize the anticipated benefits of the proposed merger; (iii) the ability of Buyer to obtain debt financing in connection with the proposed merger; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances which would require CyrusOne to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the merger on CyrusOne’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from CyrusOne’s ongoing business operations; (viii) the potential widespread and highly uncertain impact of public health outbreaks, epidemics and pandemics, such as the COVID-19 pandemic; (ix) loss of key customers; (x) indemnification and liability provisions as well as service level commitments in CyrusOne’s contracts with customers imposing significant costs on CyrusOne in the event of losses; (xi) economic downturn, natural disaster or oversupply of data centers in the limited geographic areas that CyrusOne serves; (xii) risks related to the development of CyrusOne’s properties including, without limitation, obtaining applicable permits, power and connectivity and CyrusOne’s ability to successfully lease those properties; (xiii) weakening in the fundamentals for data center real estate, including but not limited to, increased competition, falling market rents, decreases in or slowed growth of global data, e-commerce and demand for outsourcing of data storage and cloud-based applications; (xiv) loss of access to key third-party service providers and suppliers; (xv) risks of loss of power or cooling which may interrupt CyrusOne’s services to its customers; (xvi) inability to identify and complete acquisitions and operate acquired properties; (xvii) CyrusOne’s failure to obtain necessary outside financing on favorable terms, or at all; (xviii) restrictions in the instruments governing CyrusOne’s indebtedness; (xix) risks related to environmental, social and governance matters; (xx) unknown or contingent liabilities related to CyrusOne’s acquisitions; (xxi) significant competition in CyrusOne’s industry; (xxii) recent turnover, or the further loss of, any of CyrusOne’s key personnel; (xxiii) risks associated with real estate assets and the industry; (xxiv) failure to maintain CyrusOne’s status as a real estate investment trust (“REIT”) or to comply with the highly technical and complex REIT provisions of the Internal Revenue Code of 1986, as amended (the “Code”); (xxv) REIT distribution requirements could adversely affect CyrusOne’s ability to execute its business plan; (xvi) insufficient cash available for distribution to stockholders; (xvii) future offerings of debt may adversely affect the market price of CyrusOne’s common stock; (xxviii) increases in market interest rates will increase CyrusOne’s borrowing costs and may drive potential investors to seek higher dividend yields and reduce demand for CyrusOne’s common stock; (xxix) market price and volume of stock could be volatile; (xxx) risks related to regulatory changes impacting CyrusOne’s customers and demand for colocation space in particular geographies; (xxxi) CyrusOne’s international activities, including those conducted as a result of land acquisitions and with respect to leased land and buildings, are subject to special risks different from those faced by CyrusOne in the United States; (xxxii) the continuing uncertainty about the future relationship between the United Kingdom and the European Union following the United Kingdom’s withdrawal from the European Union; (xxxiiii) expanded and widened price increases in certain selective materials for data center development capital expenditures due to international trade negotiations; (xxxiv) a failure to comply with anti-corruption laws and regulations; (xxxv) legislative or other actions relating to taxes; (xxxvi) any significant security breach or cyber-attack on CyrusOne or its key partners or customers; (xxxvii) the ongoing trade conflict between the United States and the People’s Republic of China; (xxxviii) increased operating costs and capital expenditures at CyrusOne’s facilities, including those resulting from higher utilization by CyrusOne’s customers, general market conditions and inflation, exceeding revenue growth; and (xxxix) other factors affecting the real estate and technology industries generally.

While forward-looking statements reflect CyrusOne’s good faith beliefs, they are not guarantees of future performance. For a further discussion of these and other factors that could impact CyrusOne’s future results, performance or transactions, see Part I, Item 1A. “Risk Factors” of CyrusOne’s Annual Report on Form 10-K for the year ended December 31, 2020, and CyrusOne’s other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. We disclaim any obligation other than as required by law to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or for new information, data or methods, future events or other changes.

Investor Relations

Michael Schafer

Senior Vice President, Finance

972-350-0060

investorrelations@cyrusone.com

Media

For CyrusOne

Joele Frank, Wilkinson Brimmer Katcher

Barrett Golden / Andrew Siegel

212-355-4449

For KKR:

Cara Major

(212) 750-8300

media@kkr.com

For Global Infrastructure Partners:

Media Inquiries Team

+1 646-282-1545

mediainquiries@global-infra.com